bank of commerce | holdings

INVESTOR PRESENTATION

August 2016

FORWARD LOOKING STATEMENT

During the course of this presentation we may make certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our management's and other experts' current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our filings with the Securities and Exchange Commission, including but not limited to our 2015 Annual Report on Form 10-K and various subsequent periodic reports on Forms 10-Q and 8-K. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to the Company as of the date hereof, and we undertake no duty to update or revise any forward-looking statements, for any reason.

STOCK PROFILE

• NASDAQ Symbol	BOCH
• Recent Price (08/19/16)	$6.82
• Market Cap (08/19/16)	$91.4 million
• Shares Outstanding (08/19/16)	13.4 million
• Average Volume (3 Month)	22,604
• Price/Book (08/19/16)	101%
• Institutional Ownership (06/30/16)	32.6%
• Insider Ownership (06/30/16)	6.7%

INVESTMENT CONSIDERATIONS

- New executive management team that has extensive knowledge of Northern California markets
- Conservative Balance Sheet that has recently been reconfigured:
  - Reduced high cost wholesale funding sources
  - Redeemed SBLF preferred stock before annual dividend increased to 9%
  - Improved asset quality; over the past 30 months NPAs have declined from 3.23% of assets to 1.09%
- Recent employment of an experienced Sacramento banking team will provide significant organic loan and deposit growth over future quarters
- Recent acquisition of five offices significantly increased the level of low cost core deposits

COMPANY OVERVIEW

BANK HOLDING COMPANY for

REDDING BANK OF COMMERCE

• **Total Assets**	**$1.1 billion**
• **Headquartered**	**Redding, CA**
• **Banking Offices**	**9**
• **ATM Locations**	**12**
• **Year Established**	**1982**
• **Employees**	**200**


YREKA
REDDING
CORNING
ORLAND
WILLOWS
COLUSA
SACRAMENTO
Redding
Sacramento
San Francisco
Los Angeles

bank of commerce | holdings

EXECUTIVE MANAGEMENT



Randall S. Eslick
President & CEO



Samuel D. Jimenez
Executive Vice President
Chief Operating Officer



James A. Sundquist
Executive Vice President
Chief Financial Officer



Robert H. Muttera
Executive Vice President
Chief Credit Officer

GROWTH STRATEGIES

- Leverage our investment in:
  - Our recently hired group of Sacramento commercial bankers
  - Our SBA lending division
  - Our five retail banking offices
- Aggressively recruit experienced bankers with portfolios of loyal customers
- Provide exceptional service and technology to attract additional homeowner associations and property managers through our Specialized Banking Services division
- Strategically expand into the dynamic markets east and north of San Francisco Bay, which are contiguous to our Sacramento area footprint

MARKET DATA – REDDING

• 2015 population SMSA	180 thousand
• Annual population growth rate 2010 – 2015	0.57%
• Median family income	$44,500
• Unemployment rate	7.50%
• BOCH deposits (6/30/16)	$475.0 million (17.4% of the mkt)

MARKET DATA – SACRAMENTO

• 2015 population SMSA	2.274 million
• Annual population growth rate 2010 – 2015	1.31%
• Median family income	$71,500
• Unemployment rate	5.50%
• BOCH deposits (6/30/16)	$274.9 million (0.6% of the mkt)

COST TO RESTRUCTURE THE COMPANY

- **Write-off of mortgage company note receivable of $1.392 million (2014)**
- **Former CEO severance cost of $1.023 million (2014)**
- **Retail office acquisition cost of $927 thousand (2015 and 2016)**
- **Swap cancellation loss of $2.325 million (2016)**

FINANCIAL PERFORMANCE

GROWING FRANCHISE



Average Total Assets
2011
2012
2013
2014
2015
2016 Q1
2016 Q2
1,100,000
1,050,000
1,000,000
950,000
900,000
850,000
800,000
Thousands
907,200
952,182
953,854
973,807
992,731
1,034,203
1,064,186
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

DEPOSIT GROWTH WHILE LOWERING RATES



Average Total Deposits
Total Deposits
Cost of Deposits
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Thousands
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Percent
646,675
693,796
706,988
762,728
770,968
824,173
931,136
1.00
0.68
0.48
0.43
0.39
0.37
0.30
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

REDUCED RELIANCE ON WHOLESALE FUNDING



FHLB
Brokered Time
Subscription Time
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Thousands
125,000
109,000
75,000
75,000
75,000
59,916
67,449
58,462
55,986
54,396
28,858
29,474
24,398
19,721
17,200
17,509
7,550
0
0
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

LOAN GROWTH WHILE MAINTAINING YIELDS



Average Total Loans
Total Portfolio Loans
Total Loans Held for Sale
Loan Yields
Thousands
Percent
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
5.80
5.60
5.40
5.20
5.00
4.80
4.60
4.40
4.20
607,114
601,062
597,197
625,166
699,227
720,795
742,684
19,161
41,138
15,583
5.60
5.16
4.88
4.71
4.70
4.72
4.76
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

EARNINGS


Net Income and Diluted EPS
Net Income
Diluted EPS
Thousands
Diluted EPS
10,000
8,000
6,000
4,000
2,000
0
-2,000
0.72
0.62
0.52
0.42
0.32
0.22
0.12
0.02
-0.08
-0.18
6,312
6,536
7,735
5,527
8,295
-960
1,556
0.37
0.40
0.52
0.41
0.62
-0.07
0.11
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

EARNINGS


ROAA/ROAE
ROAA
ROAE
12.00
7.00
2.00
-3.00
-8.00
ROAE Percent
1.00
0.80
0.60
0.40
0.20
0.00
-0.20
-0.40
-0.60
ROAA Percent
0.79
0.78
0.83
0.59
0.86
-0.37
0.59
6.71
6.66
7.47
5.59
8.10
-4.23
6.85
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

NON INTEREST EXPENSE



Non Interest Expense
Efficiency Ratio
30,000
25,000
20,000
15,000
10,000
5,000
0
Thousands
120
100
80
60
40
20
0
Percent
19,927
21,219
21,789
26,434
24,905
10,001
7,668
52.4
50.9
58.4
71.6
67.4
108.1
79.4
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

ASSET QUALITY IMPROVEMENT



Non Performing Assets
NPAs/Total Assets
Thousands
Percent
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
6.00
5.00
4.00
3.00
2.00
1.00
0.00
25,244
41,634
30,709
22,174
15,520
12,709
11,686
2.68
4.25
3.23
2.22
1.53
1.18
1.09
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

bank of commerce | holdings

ALLL


Provision
ALLL/Gross Loans
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousands
2.50
2.00
1.50
1.00
0.50
0.00
Percent
8,991
9,400
2,750
3,175
0
0
0
1.79
1.67
2.37
1.64
1.56
1.59
1.57
2011
2012
2013
2014
2015
2016 Q1
2016 Q2

LOAN PORTFOLIO COMPOSITION

Gross Loans = $754 Million


AS OF JUNE 30, 2016
Commercial & Industrial, 20%
CRE - Owner Occupied, 20%
Residential, 13%
Consumer & Other, 7%
CRE - Construction, 5%
CRE - Non-owner Occupied, 35%

DEPOSIT COMPOSITION

Total Deposits = $938 Million


AS OF JUNE 30, 2016
Money Market, 22%
Interest-Bearing Demand, 19%
Non-Interest Bearing Demand, 24%
Savings, 11%
Certificates of Deposit, 24%

IMPROVED DEPOSIT COMPOSITION


35%
30%
25%
20%
15%
10%
5%
0%
18%
24%
20%
19%
17%
22%
12%
11%
33%
24%
Non-Interest Bearing Demand
Interest-Bearing Demand
Money Market
Savings
Certificates of Deposit
12/31/2013
6/30/2016

bank of commerce | holdings

FUTURE

- Earn our continued independence by meeting our responsibilities to shareholders:
  - Increase earnings per share
  - Increase ROAA
  - Increase ROAE
  - Growth through leveraging our investments in:
    - SBA division
    - Recently acquired retail locations
    - Sacramento commercial banking team

www.bankofcommerceholdings.com

bank of commerce | holdings